SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)   August 25, 2000
                                                   ---------------------------


                             JAWS Technologies, Inc.
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               (Exact name of registrant as specified in its charter)

Delaware                            7371                      98-0167013
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(State or other jurisdiction     (Commission              (I.R.S. Employer
of incorporation)               File Number)              Identification No.)

            12 Concorde Gate, Suite 900, Toronto, Ontario Canada M3C 3N6
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                (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code     (416) 444-9273
                                                   ---------------------------



               1013-17th Avenue S.W. Calgary, Alberta, Canada T2T 0A7
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           (Former name or former address, if changed since last report)


NY/299436.3

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ITEM 2.  Acquisition or Disposition of Assets.

      On August 15, 2000, JAWS Technologies, Inc., a Delaware corporation ("JAWS"), entered into a Share Purchase Agreement with Jaws Acquisition Canada Corp., an Alberta, Canada corporation and a wholly-owned subsidiary of JAWS ("JACC"), and each of the other parties signatory thereto (the "4COMM Agreement"), pursuant to which JAWS, through JACC, agreed to acquire all of the outstanding shares of common stock of 4COMM.com Inc. ("4COMM"). This acquisition was consummated on August 25, 2000. Pursuant to the 4COMM Agreement, JACC (i) issued to the shareholders of 4COMM 501,673 JACC exchangeable shares, each exchangeable into a share of common stock of JAWS, pursuant to the terms set forth in the relevant transaction documents (the "Exchangeable Shares") valued at US$3.2502 per Exchangeable Share, upon closing of the 4COMM acquisition; and
(ii) placed 1,083,165 Exchangeable Shares valued at US$3.2502 per Exchangeable Share in escrow, releasable, subject to certain earn-out provisions, to the shareholders of 4COMM 1/3 on the first anniversary of the closing date of the 4COMM Acquisition, 1/3 on the second anniversary of such closing date, and 1/3 on the third anniversary of such closing date.

      4COMM, based in Burlington, Ontario, focuses on security consultation, product implementation, managed services and client support with an emphasis on technical excellence. Their product suite includes over 120 "best-of-breed" security and information management products, including Intrusion Detection Systems; Security Software; Server management; network and Internet Audit software and services; E-mail and Internet Content Monitoring and Filtering; Solutions Implementation; Security Consulting; Desktop Policy management; Security Communications and Remote Access, and other specialized services.


ITEM 5.  Other Events.

      On August 15, 2000, JAWS entered into a Share Purchase Agreement with JACC and each of the other parties signatory thereto (the "GNS Agreement"), pursuant to which JAWS, through JACC, agreed to acquire all of the outstanding shares of common stock of General Network Services - GNS Inc. ("GNS"). This acquisition was consummated on August 25, 2000. Pursuant to the GNS Agreement, JACC (i) issued to the shareholders of GNS 110,894 restricted shares of JAWS common stock, and (ii) placed 392,156 Exchangeable Shares into escrow for release to the selling shareholders over a period of two years, with the number of Exchangeable Shares to be released dependent upon certain performance requirements of two key GNS employees over that period.

      GNS, based in Ottawa, Ontario, provides highly skilled specialists in the emerging Public key Infrastructure ("PKI") technology. PKI enables the world's networks to move further into e-business, and GNS has implemented a number of innovative PKI systems including on-line international auction, the first digital signing of an International Agreement and developing a PKI architecture and policy framework. Also, GNS serves the Government of Canada, internationally recognized as being a leader in PKI and other information security technologies.


NY/299436.3

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ITEM 7.  Financial Statements and Exhibits.

      (a).  and  (b).  The  financial   statements   and  pro  forma   financial
information, required as part of this Current Report on Form 8-K will be filed not later than 60 days from September 11, 2000, as an amendment to this report.

(c)   Exhibits

       2.1 Share Purchase Agreement, dated August 15, 2000, among JAWS Technologies, Inc., JAWS Acquisition Canada Corp., 4Comm.com, Inc., and other signatories thereto.

       2.2 Share Purchase Agreement, dated August 15, 2000, among JAWS Technologies, Inc., JAWS Acquisition Canada Corp., General Network Services - GNS Inc., and other signatories thereto.

       2.3 Registration Right Agreement, dated August 15, 2000, between JAWS Technologies, Inc. and the Vendors signatories thereto.

       2.4 Support Agreement, dated August 1, 2000 between JAWS Technologies, Inc. and JAWS Acquisition Canada Corp.

       2.5 Voting and Exchange Trust Agreement, dated August 1, 2000, between JAWS Technologies, inc. and JAWS Acquisition Canada Corp. and Montreal Trust Company of Canada.

       23.1   Consent of Ernest & Young LLP (4Comm.com, Inc.)*

       23.2   Consent  of Ernest & Young LLP  (General  Network  Services  - GNS
              Inc.)*

       99.1   Press Release, dated August 16, 2000.

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* To be filed by amendment.


NY/299436.3

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                                   SIGNATURES

      Pursuant to the requirements set forth in the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 11, 2000                  JAWS TECHNOLOGIES, INC.

                                          By:  /s/ Riaz Mamdani
                                               -------------------------
                                              Name:  Riaz Mamdani
                                              Title: Chief Financial Officer


NY/299436.3


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                                  EXHIBIT INDEX

2.1   Share Purchase Agreement,  dated August 15, 2000, among JAWS Technologies,
      Inc.,  JAWS  Acquisition   Canada  Corp.,   4Comm.com,   Inc.,  and  other
      signatories thereto.

2.2 Share Purchase Agreement, dated August 15, 2000, among JAWS Technologies, Inc., JAWS Acquisition Canada Corp., General Network Services - GNS Inc., and other signatories thereto.

2.3   Registration  Right  Agreement,   dated  August  15,  2000,  between  JAWS
      Technologies, Inc. and the Vendors signatories thereto.

2.4 Support Agreement, dated August 1, 2000 between JAWS Technologies, Inc. and JAWS Acquisition Canada Corp.

2.5 Voting and Exchange Trust Agreement, dated August 1, 2000, between JAWS Technologies, inc. and JAWS Acquisition Canada Corp. and Montreal Trust Company of Canada.

23.1  Consent of Ernest & Young LLP (4Comm.com, Inc.)*

23.2  Consent of Ernest & Young LLP (General Network Services - GNS Inc.)*

99.1  Press Release, dated August 16, 2000.


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* To be filed by amendment.


NY/299436.3